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                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 8, 1999
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                         Rushmore Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)



                                     Texas
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                 (State or other jurisdiction of incorporation)

          000-24057                                         75-2375969
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   (Commission file number)                    (IRS employer identification no.)


13355 Noel Road, Suite 650, Dallas, TX                        75240
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(Address of principal executive offices)                    (Zip code)


Registrants telephone number, including area code          (972)450-6000
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Item 2.  Acquisition or Disposition of Assets

      On March 8, 1999, Rushmore Financial Group, Inc. (Rushmore Financial) received approval from the Arizona Department of Insurance of a termination and recapture agreement with Conseco Life Insurance Company (Conseco Life), effective January 1, 1999. The transaction will result in a net reduction in Rushmore Financial Assets of approximately $31,119,000 and a net reduction in Rushmore Financial liabilities of approximately $31,926,000. The Corporation will realize a gain before taxes of approximately $1,016,000.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Rushmore Financial Group, Inc.

Dated: March 23, 1999                         By /s/ D. M. Rusty Moore Jr.
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                                          By D. M. Rusty Moore Jr., CEO